Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents

Note 7.      Cash and cash equivalents

Cash consists of deposits held at major banks.

On January 16, 2021, as per the terms of the SPA relating to the sale of WISeKey (Bermuda) Holding Ltd and its affiliates to Digicert Inc,, USD 2.0 million of the consideration retained on an escrow account was released to WISeKey, thereby transferring from restricted cash current into cash and cash equivalents. The funds were received on January 29, 2021, together with USD 46,557 interest earned on the restricted cash account until its release.